Exhibit 99.1

JAMBA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported December 30,	April Disposal	April Disposal	May	June Disposal	Other	Total		Pro Forma December 30,
	2014	1	2	Disposal	1	Disposals	Adjustments		2014
ASSETS
Current assets:
Cash and cash equivalents	$17,750	$1,499	$2,760	$2,300	$1,840	$2,347	$10,746	(a)	$28,496
Receivables, net of allowances	16,977	-	-	-	-	-	-		16,977
Inventories	2,300	(83)	(48)	(56)	(67)	(25)	(279	)(b)	2,021
Prepaid and refundable income taxes	474	-	-	-	-	-	-		474
Prepaid rent	504	-	-	-	-	-	-		504
Assets held for sale	11,221	(2,427)	-	(1,311)	-	(191)	(3,929	)(c)	7,292
Prepaid expenses and other current assets	8,105	-	(95)	-	-	-	(95	)(b)	8,010
Total current assets	57,331	(1,011)	2,617	933	1,773	2,131	6,443		63,774
Property, fixtures and equipment, net	29,575	-	(829)	-	(964)	(208)	(2,001	)(c)	27,574
Goodwill	982	(7)	(11)	(9)	(8)	-	(35	)(c)	947
Trademarks and other intangible assets, net	2,360	-	-	-	-	-	-		2,360
Other long-term assets	2,241	-	-	-	-	-	-		2,241
Total assets	$92,489	$(1,018)	$1,777	$924	$801	$1,923	$4,407		$96,896
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,926	$-	$-	$-	$-	$-	$-		$3,926
Accrued compensation and benefits	6,325	-	-	-	-	-	-		6,325
Workers’ compensation and health insurance reserves	1,311	-	-	-	-	-	-		1,311
Accrued jambacard liability	38,184	-	-	-	-	-	-		38,184
Other current liabilities	16,454	-	-	-	-	-	-		16,454
Total current liabilities	66,200	-	-	-	-	-	-		66,200
Deferred rent and other long-term liabilities	9,544	210	-	295	-	-	505	(d)	10,049
Total liabilities	75,744	210	-	295	-	-	505		76,249
Stockholders’ equity:
Common stock	$17	$-	$-	$-	$-	$-	$-		$17
Additional paid-in-capital	396,629	-	-	-	-	-	-		396,629
Treasury Shares at cost	(11,991)	-	-	-	-	-	-		(11,991)
Accumulated deficit	(368,041)	(1,228)	1,908	629	801	1,923	4,033	(e)	(364,008)
Total equity attributable to Jamba, Inc.	16,614	(1,228)	1,908	629	801	1,923	4,033		20,647
Noncontrolling interest	131	-	(131)	-		-	(131	)(f)	-
Total stockholders’ equity	16,745	(1,228)	1,777	629	801	1,923	3,902		20,647
Total liabilities and stockholders’ equity	$92,489	$(1,018)	$1,777	$924	$801	$1,923	$4,407		$96,896

JAMBA, INC.

UNAUDITED PRO FORMA CONDENDED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported Fiscal Year Ended December 30,	April Disposal	April Disposal	May	June Disposal	Other	Total		Pro Forma Fiscal Year Ended December 30,
	2014	1	2	Disposal	1	Disposals	Adjustments		2014
Revenue:
Company Stores	$198,737	$(9,563)	$(6,551)	$(7,219)	$(6,543)	$(3,404)	$(33,280	)A	$165,457
Franchise and other revenue	19,311	526	360	397	360	187	1,830	B	21,141
Total revenue	218,048	(9,037)	(6,191)	(6,822)	(6,183)	(3,217)	(31,450)		186,598
Costs and operating expenses (income):
Cost of sales	52,236	(2,418)	(1,634)	(1,851)	(1,677)	(870)	(8,450	)C	43,786
Labor	61,749	(3,164)	(1,808)	(2,198)	(2,002)	(959)	(10,131	)C	51,618
Occupancy	27,630	(1,192)	(813)	(843)	(824)	(305)	(3,977	)C	23,653
Store operating	33,089	(1,473)	(846)	(1,106)	(1,024)	(465)	(4,914	)C	28,175
Depreciation and amortization	10,084	(501)	(149)	(323)	(279)	(72)	(1,324	)C	8,760
General and administrative	37,278	-	-	-	-	-	-		37,278
Other operating, net	(718)	-	-	-	-	-	-		(718)
Total costs and operating expenses	221,348	(8,748)	(5,250)	(6,321)	(5,806)	(2,671)	(28,796)		192,552
Loss from operations	(3,300)	(289)	(941)	(501)	(377)	(546)	(2,654)		(5,954)
Other income (expense):
Interest income	74	-	-	-	-	-	-		74
Interest expense	(195)	-	-	-	-	-	-		(195)
Total other expense, net	(121)	-	-	-	-	-	-		(121)
Loss before income taxes	(3,421)	(289)	(941)	(501)	(377)	(546)	(2,654)		(6,075)
Income tax expense	(168)	-	-	-		-	-		(168)
Net loss	(3,589)	(289)	(941)	(501)	(377)	(546)	(2,654)		(6,243)
Less: Net income attributable to noncontrolling interest	43	-	(43)	-	-	-	(43	)D	-
Net loss attributable to common stockholders	$(3,632)	$(289)	$(898)	$(501)	$(377)	$(546)	$(2,611)		$(6,243)

Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

December 30, 2014

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in two separate transactions.

In connection with the first refranchising transaction, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 1”).

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 2”).

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“May Disposal”).

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“June Disposal 1”).

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week period ended March 31, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,352,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions (“Other Disposals”).

2.	Basis of Presentation

The effect of the refranchising transactions on a cumulative basis is reflected in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on December 30, 2014, and the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 30, 2014 is presented as if the disposal had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the fiscal year (in thousands).

Amount
Proceeds received	$11,888
Cost to sell	(1,088)
Store-related cash at hand	(54)
$10,746

(b) - Represents the pro forma adjustments for the assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(c) - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise partners from the Company.

(d) - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations.

(e) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands).

Amount
Proceeds received	$11,888
Less: Cost to sell	(1,088)
Assets held for sale	(3,929)
Property, fixtures and equipment, net	(2,001)
Goodwill and current assets	(463)
Amounts contingently refundable	(505)
Noncontrolling interest	131
$4,033

(f) - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the purchaser is acquiring the remaining interest in the JJSC stores.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the fiscal year ended December 30, 2014 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 2014 fiscal year.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest in the JJSC stores.

JAMBA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported March 31,	April Disposal	April Disposal	May	June Disposal	Other	Total		Pro Forma March 31,
	2015	1	2	Disposal	1	Disposals	Adjustments		2015
ASSETS
Current assets:
Cash and cash equivalents	$8,116	$1,499	$2,760	$2,300	$1,840	$-	$8,399	(a)	$16,515
Receivables, net of allowances	16,226	-	-	-	-	-	-		16,226
Inventories	2,267	(90)	(44)	(63)	(62)	-	(259	)(b)	2,008
Prepaid and refundable income taxes	329	-	-	-	-	-	-		329
Prepaid rent	2,931	-	-	-	-	-	-		2,931
Assets held for sale	22,875	(2,427)	(804)	(1,311)	(846)	-	(5,388	)(c)	17,487
Prepaid expenses and other current assets	7,554	-	(95)	-	-	-	(95	)(b)	7,459
Total current assets	60,298	(1,018)	1,817	926	932	-	2,657		62,955
Property, fixtures and equipment, net	16,002	-	-	-		-	-		16,002
Goodwill	897	(7)	(11)	(9)	(8)	-	(35	)(c)	862
Trademarks and other intangible assets, net	1,295	-	-	-	-	-	-		1,295
Other long-term assets	1,969	-	-	-	-	-	-		1,969
Total assets	$80,461	$(1,025)	$1,806	$917	$924	$-	$2,622		$83,083
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,310	$-	$-	$-	$-	$-	$-		$2,310
Accrued compensation and benefits	4,813	-	-	-	-	-	-		4,813
Workers’ compensation and health insurance reserves	1,680	-	-	-	-	-	-		1,680
Accrued jambacard liability	32,368	-	-	-	-	-	-		32,368
Other current liabilities	21,005	-	-	-	-	-	-		21,005
Total current liabilities	62,176	-	-	-	-	-	-		62,176
Deferred rent and other long-term liabilities	8,643	210	-	295	-	-	505	(d)	9,148
Total liabilities	70,819	210	-	295	-	-	505		71,324
Stockholders’ equity:
Common stock	$18	$-	$-	$-	$-	$-	$-		$18
Additional paid-in-capital	397,928	-	-	-	-	-	-		397,928
Treasury Shares at cost	(18,674)	-	-	-	-	-	-		(18,674)
Accumulated deficit	(369,792)	(1,235)	1,968	622	924	-	2,279	(e)	(367,513)
Total equity attributable to Jamba, Inc.	9,480	(1,235)	1,968	622	924	-	2,279		11,759
Noncontrolling interest	162	-	(162)	-	-	-	(162	)(f)	-
Total stockholders’ equity	9,642	(1,235)	1,806	622	924	-	2,117		11,759
Total liabilities and stockholders’ equity	$80,461	$(1,025)	$1,806	$917	$924	$-	$2,622		$83,083

JAMBA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported 13 week period ended March 31,	April Disposal	April Disposal	May	June Disposal	Other	Total		Pro Forma 13 week period ended March 31,
	2015	1	2	Disposal	1	Disposals	Adjustments		2015
Revenue:
Company Stores	$47,728	$(2,350)	$(1,644)	$(1,737)	$(1,681)	$(667)	$(8,079	)A	$39,649
Franchise and other revenue	4,776	129	90	96	92	37	444	B	5,220
Total revenue	52,504	(2,221)	(1,554)	(1,641)	(1,589)	(630)	(7,635)		44,869
Costs and operating expenses (income):
Cost of sales	12,407	(585)	(428)	(428)	(431)	(177)	(2,049	)C	10,358
Labor	16,088	(822)	(477)	(557)	(518)	(233)	(2,607	)C	13,481
Occupancy	6,835	(301)	(207)	(222)	(211)	(49)	(990	)C	5,845
Store operating	8,034	(376)	(224)	(244)	(239)	(54)	(1,137	)C	6,897
Depreciation and amortization	1,873	(51)	(32)	(68)	(55)	(76)	(282	)C	1,591
General and administrative	8,963	-	-	-	-	-	-		8,963
Other operating, net	(28)	-	-	-	-	1,924	1,924	D	1,896
Total costs and operating expenses	54,172	(2,135)	(1,368)	(1,519)	(1,454)	1,335	(5,141)		49,031
Loss from operations	(1,668)	(86)	(186)	(122)	(135)	(1,965)	(2,494)		(4,162)
Other income (expense):
Interest income	15	-	-	-	-	-	-		15
Interest expense	(41)	-	-	-	-	-	-		(41)
Total other expense, net	(26)	-	-	-	-	-	-		(26)
Loss before income taxes	(1,694)	(86)	(186)	(122)	(135)	(1,965)	(2,494)		(4,188)
Income tax expense	(26)	-	-	-		-	-		(26)
Net Loss	(1,720)	(86)	(186)	(122)	(135)	(1,965)	(2,494)		(4,214)
Less: Net income attributable to noncontrolling interest	31	-	(31)	-	-	-	(31	)E	-
Net Loss attributable to common stockholders	$(1,751)	$(86)	$(155)	$(122)	$(135)	$(1,965)	$(2,463)		$(4,214)

Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2015

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in two separate transactions.

In connection with the first refranchising transaction, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 1”).

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 2”).

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“May Disposal”).

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“June Disposal 1”).

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week period ended March 31, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,352,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions (“Other Disposals”).

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on March 31, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 13 week period ended March 31, 2015 is presented as if the disposal had occurred on January 1, 2014 and carried forward through the 13 week period ended on March 31, 2015.  As a result, pro forma adjustments for refranchising of the small group of stores completed during the 13 week period ended March 31, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the 13 week period ended March 31, 2015 (in thousands).

Amount
Proceeds received	$9,536
Cost to sell	(1,088)
Store-related cash at hand	(49)
$8,399

(b) - Represents the pro forma adjustments for the assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(c) - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise partners from the Company.

(d) - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations.

(e) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands).

Amount
Proceeds received	$9,536
Less: Cost to sell	(1,088)
Assets held for sale	(5,388)
Goodwill and current assets	(438)
Amounts contingently refundable	(505)
Noncontrolling interest	162
$2,279

(f) - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the purchaser is acquiring the remaining interest in the JJSC stores.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 13 week period ended March 31, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 13 week period ended March 31, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the gain on refranchising the small group of stores during the 13 week period ended March 31, 2015.

E - Reflects the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest in the JJSC stores.